EXHIBIT 99.4

Banzai Completes Acquisition of ConnectAndSell, Doubling Annual Revenue at 86% Gross Margin

Acquisition Adds Leading AI Sales Acceleration Platform Serving Approximately 250 B2B Organizations Across Financial Services, Healthcare, and Technology Industries

SEATTLE, WA – July 6, 2026 -- Banzai International, Inc. (Nasdaq: BNZI) (“Banzai” or the “Company”), a leading AI marketing technology company that provides essential marketing and sales solutions, today announced that it has completed its previously announced acquisition of substantially all assets of ConnectAndSell, Inc. (“ConnectAndSell”), an AI sales acceleration platform, effective July 2, 2026.

ConnectAndSell serves approximately 250 B2B organizations such as Intuit, RingCentral, Truckstop, and SAP across financial services, healthcare, technology, and other industries. ConnectAndSell’s FY 2025 revenue was $14.7 million, with a gross margin of 86%, and an average revenue per customer of approximately $59,000.

ConnectAndSell’s AI sales acceleration platform facilitates 4.8 million live customer conversations annually, improving seller productivity and allowing sales teams to spend more time in live conversations with qualified decision-makers. ConnectAndSell estimates customers leveraging their platform generate $17.8 billion in annual sales pipeline value. The acquisition brings a powerful sales acceleration platform into Banzai's portfolio, extending the Company's reach across more of the customer revenue journey.

Banzai believes the addition of ConnectAndSell strengthens its position as a provider of integrated marketing and sales technology solutions while creating meaningful cross-sell opportunities across the combined company’s customer base. The transaction also furthers Banzai’s strategy of building a powerful platform of revenue-generating software solutions.

The majority of ConnectAndSell’s thirty-eight team members will join Banzai as part of the transaction, bringing their substantial AI experience to Banzai. Banzai expects to recognize additional financial synergies through cost consolidation by the end of FY 2026.

"ConnectAndSell solves the hardest problem in B2B sales: getting decision-makers into live conversations,” said Joe Davy, Founder and CEO of Banzai. “It's a category-defining product with enterprise customers, exceptional margins, and a team that's been doing applied AI since before it was fashionable. The ConnectAndSell platform is a great example of beneficial AI making people more effective. We're thrilled to bring them into Banzai."

Financial and Strategic Benefits

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Expands Platform Capabilities: The acquisition adds sales acceleration functionality to Banzai’s portfolio, broadening its reach across the go-to-market workflow.

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Enhances Revenue Generation Offering: ConnectAndSell extends Banzai’s ability to support customers from audience engagement and demand generation through sales execution and conversion.
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Creates Cross-Sell Opportunities: Banzai sees the potential to introduce ConnectAndSell’s capabilities to its existing customer base while also expanding Banzai’s broader offerings to ConnectAndSell customers.
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Revenue and Cash Flow Improvement: On a pro forma combined basis, the acquisition increases Banzai's FY 2025 revenue by $14.7M. Banzai expects to recognize financial synergies by the end of FY 2026 which the Company expects to meaningfully contribute to its profitability and cash flow in FY 2027.

Jonti McLaren, President of ConnectAndSell, added, "ConnectAndSell has built something truly differentiated, and Banzai is the right home to take it further. As part of Banzai's AI-powered product family, we can deliver even more value to the sales teams who rely on us every day to deliver millions of conversations and billions of dollars of sales pipeline for their businesses."

Transaction Details

Under the terms of the Asset Purchase Agreement, the total purchase consideration is $13.2 million, representing a purchase price of less than 1.0x ConnectAndSell's FY 2025 revenue. The purchase consideration is comprised of $5.5 million in cash, $1.8 million in a one-year seller’s note, and $5.9 million in Class A Common Stock and Pre-Funded Warrants priced at approximately $2.98 per share.

Additional details about the transaction will be included in a future Form 8-K to be filed with the Securities and Exchange Commission no later than July 9, 2026.

About ConnectAndSell, Inc.

ConnectAndSell is an AI sales acceleration platform that helps B2B sales teams reach targeted decision-makers and execute at scale by delivering millions of targeted sales conversations annually across enterprise and mid-market organizations. The platform combines patented technology with AI-driven conversation intelligence and sales coaching, analyzing every conversation to improve targeting, generate market insights, and enhance rep performance. By driving measurable pipeline growth while reducing the need for additional sales headcount, ConnectAndSell enables efficient, scalable go-to-market execution for B2B companies of all sizes. For more information, visit connectandsell.com.

About Banzai

Banzai is a marketing technology company that provides AI-enabled marketing and sales solutions for businesses of all sizes. On a mission to help their customers grow, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai has over 150,000 customers including Amazon, Dell, Salesforce, Aflac, Thermo Fisher Scientific, RBC Wealth Management, and Fitch Group. Learn more at www.banzai.io. For investors, please visit ir.banzai.io.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as "believe," "may," "will," "estimate," "target," "continue," "anticipate," "intend," "expect," "should," "would," "propose," "plan," "project," "forecast," "predict," "potential," "seek," "future," "outlook,"

and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding Banzai International, Inc.'s (the "Company's"): future financial, business and operating performance and goals; annualized recurring revenue and customer retention; ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs; potential financing and ability to obtain financing; acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions; strategy and strategic goals, including being able to capitalize on opportunities; expectations relating to the Company's industry, outlook and market trends; total addressable market and serviceable addressable market and related projections; plans, strategies and expectations for retaining existing or acquiring new customers, increasing revenue and executing growth initiatives; and product areas of focus and additional products that may be sold in the future. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which the Company operates, customer demand, the financial markets, economic, business and regulatory and other factors, such as the Company's ability to execute on its strategy. More detailed information about risk factors can be found in the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q under the heading "Risk Factors," and in other reports filed by the Company, including reports on Form 8-K. The Company does not undertake any duty to update forward-looking statements after the date of this press release.

Investor Relations

Dean Ditto

Chief Financial Officer, Banzai

206 414-1777

ir.banzai.io

Media

Paul Witkowski

Senior Director Financial Reporting, Banzai

media@banzai.io